TRILOMA EIG ENERGY INCOME FUND – TERM I

An Unlisted Investment Company

SUPPLEMENT NO. 1
DATED MAY 19, 2017
TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED NOVEMBER 16, 2016

The Boards of Trustees of Triloma EIG Energy Income Fund – Term I (the "Term Fund" or "Fund") and the shareholders of the Fund approved changes to certain provisions of the Fund's investment advisory agreement (the "Advisory Agreement") to allow the Fund to bear allocable costs of an internal chief compliance officer.

We are providing you with this Supplement No. 1 dated May 19, 2017, to update the prospectus of the Fund, dated November 16, 2016, to reflect the changes to its Advisory Agreement and certain other changes.

The information in this Supplement No. 1 modifies and supersedes some of the information contained in the Prospectus and Statement of Additional Information and should be read in conjunction with the Prospectus.

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The first paragraph of the section of the Prospectus entitled "Management and Incentive Fees—Approval of the Investment Advisory and Sub-Advisory Agreements" is hereby deleted and replaced with the following:

The Investment Advisory Agreement and Investment Sub-Advisory Agreement were renewed by the Board on February 22, 2017. Such renewals were made in accordance with, and on the basis of an evaluation satisfactory to the Board as required by, Section 15(c) of the 1940 Act and applicable rules and regulations thereunder, including a consideration of, among other factors, (i) the nature, quality and extent of the advisory and other services provided under the agreements, (ii) the investment performance of the personnel who manage investment portfolios with objectives similar to the Fund's, (iii) comparative data with respect to advisory fees or similar expenses paid by other investment companies with similar investment objectives and (iv) information about the services performed and the personnel performing such services under each of the agreements. A discussion regarding the basis of the Board's renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will be available in the Fund's semi-annual report for the period ending June 30, 2017.

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The third sentence of the first paragraph of the section of the Prospectus entitled "Summary of Terms—Administration" and the second sentence of the second paragraph of the section of the Prospectus entitled "Management of the Fund—Administrative Services" are hereby deleted and replaced with the following:

The fee will consist of two components: (i) a fixed administrative fee of $34,250 per month and (ii) a variable administrative fee ranging between the annual rates of 0.05% – 0.10% of the Fund's net assets.

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The twenty second bullet point of the section of each Prospectus entitled "Fund Expense" is hereby deleted and replaced with the following:

•  costs associated with the Fund's chief compliance officer,

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The second sentence of the first paragraph of both sections of the Prospectus entitled "Summary of Terms—The Offering" and "Plan of Distribution" are hereby deleted and replaced with the following:

Our offering period will end on or before July 24, 2018, unless otherwise extended by the Board.

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The first two paragraphs of the section of the Prospectus entitled "Plan of Distribution—Compensation of the Dealer Manager and Participating Broker-Dealers" are hereby deleted and replaced with the following:

Subject to certain reductions described below, the Shareholders will pay our Dealer Manager a sales load of up to 5% of the public offering price per share sold in the offering. The sales load is paid upfront and consists of selling commissions of 2.5% and upfront dealer manager fees of 2.5%. Beginning the first calendar month after the close of our offering period, the Shares are subject to asset-based distribution and shareholder servicing fees at an annualized rate of 1.0% of our net asset value per shares. The distribution and shareholder servicing fees are accrued daily and paid monthly in arrears and consists of 0.75% distribution fees and 0.25% ongoing shareholder servicing fees. The Fund will cease paying distribution and shareholder servicing fees at the earlier of: (i) the date at which the underwriting compensation, including the upfront dealer manager fees and the asset-based distribution and shareholder servicing fees, paid by the Fund and shareholders, equals 8.0% of the gross proceeds from our offering; (ii) the date that a share is redeemed or is no longer outstanding, or (iii) the date at which a liquidity event occurs.

The sales load serve as compensation for services and expenses in connection with the sale and distribution of Fund Shares. The ongoing distribution and shareholder servicing fees will serve as compensation for services rendered and expenses incurred in connection with the ongoing servicing, marketing, sale and distribution of Fund Shares. Our Dealer Manager will engage unrelated, third-party participating broker-dealers in connection with the offering of Shares, in accordance with participating broker agreements. As used in this prospectus, the term participating broker-dealers includes the Dealer Manager, other members of FINRA, and entities exempt from broker-dealer registration. The Dealer Manager, in its sole discretion, may re-allow all or any portion of its selling commissions, upfront dealer manager fees, or ongoing distribution and shareholder servicing fees to participating broker-dealers, their registered financial advisors or other financial industry professionals that sell Shares of the Fund so long as the subsequent broker-dealer is acting as broker-dealer of record with respect to the shares and has executed a participating broker agreement or ongoing servicing agreement with the Dealer Manager. The amount of the reallowance will be based on such factors as the number of Shares sold or anticipated to be sold by the participating broker-dealer and the assistance of the participating broker-dealer in marketing this offering and due diligence expenses incurred. No participating broker-dealers had entered into a participating broker agreement related to this offering prior to the effective date of our registration statement.

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In the interests of clarity, the Fund has determined to rename its on-going asset-based "dealer manager fee" the "shareholder servicing fee." Accordingly, all references in the Fund's Prospectus and Statement of Additional Information to the asset-based "dealer manager fee" are hereby deleted and replaced with "shareholder servicing fee."

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The footnote (4) of the section of the Prospectus entitled "Summary of Fees and Expenses" is hereby deleted and replaced with the following:

The distribution and shareholder servicing fee is accrued daily and paid monthly in arrears to the Dealer Manager beginning the first calendar month after the close of our offering period at an annualized rate of 1.0% of our net asset value per share. The Fund will cease paying distribution and shareholder servicing fees at the earlier of: (i) the date at which the underwriting compensation, including the distribution and shareholder servicing fees, paid by the Fund and shareholders, equals 8.0% of the gross proceeds from our offering; (ii) the date that a share is redeemed or is no longer outstanding, or (iii) the date at which a liquidity event occurs. The distribution and shareholder servicing fee will be paid after the first calendar quarter after the close of our offering period. The table assumes the Fund will cease paying distribution and shareholder servicing fees when underwriting compensation reaches 8.0% of the gross proceeds of the offering.

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The third to last paragraph of the Prospectus in the section entitled "Plan of Distribution" is hereby deleted and replaced with the following:

If an investor purchases shares through one of these channels in this offering, we may sell the Shares at a negotiated discount of 1.0%, 2.5% or 3.0% from the public offering price, reflecting that all or a portion of selling commissions, will not be paid in connection with such purchases. The amount of selling commissions and upfront dealer manager fees may vary for certain purchasers but in aggregate will be no greater than 5% of the public offering price. We expect to receive the same net proceeds per share for sales of shares through these channels. Neither our Dealer Manager nor its affiliates are expected to compensate any person engaged as a financial advisor by a potential investor to induce such financial advisor to advise favorably for an investment in us. Subject to compliance with applicable regulations, we may sell shares directly to certain institutional investors in negotiated transactions in which no party is acting as an underwriter, dealer or agent. We will determine the per share price through negotiations with these institutional investors.

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The second table of the section of the Statement of Additional Information entitled "Management of the Fund—Compensation of Trustees" is hereby deleted and replaced with the following:

Fund Net Assets	Annual Cash Retainer	Audit Committee Chairman Retainer
$0 to $100 million	$15,000	$5,000
$100 million to $300 million	30,000	5,000
$300 million to $500 million	40,000	6,250
$500 million to $1 billion	50,000	9,375
> $1 billion	75,000	12,500

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The preceding sentence before the table and the table of the section of the Statement of Additional Information entitled "Management of the Fund—Trustee Beneficial Ownership of Shares" is hereby deleted and replaced with the following:

The following table shows the dollar range of Shares beneficially owned by each Trustee as of May 9, 2017 and the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee in the family of investment companies that includes the Fund.

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Interested Trustees
Barry L. Goff	$10,001 – $50,000	$10,001 – $50,000
Brian T. Gilmore	$50,001 – $100,000	$100,001 – $500,000
Independent Trustees
Jack A. Cuneo	$10,001 – $50,000	$50,001 – $100,000
David W. Rothschild	$10,001 – $50,000	$10,001 – $50,000
Bruce E. Waits	$100,001 – $500,000	$100,001 – $500,000

  (1)  Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or Over $1,000,000.

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The first sentence of the second paragraph of the section of the Prospectus entitled "Summary of Terms—The Sub-Adviser" is hereby deleted and replaced with the following:

EIG is an indirect subsidiary of EIG Partners, an investment firm specializing in private investments in energy and energy-related infrastructure projects on a global basis, with approximately $15.1 billion under management as of March 31, 2017.

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The first paragraph of the section of the Prospectus entitled "The Advisor and Sub-Advisor—EIG" is hereby deleted and replaced with the following:

The sub-advisor is a Delaware limited liability company that was formed in 2014 for the purpose, among other things, of being our Sub-Advisor and has been continuously registered as an investment advisor since its initial registration. EIG is an indirect subsidiary of EIG Partners, which specializes in private investments in energy and energy-related infrastructure on a global basis and has $15.1 billion under management as of March 31, 2017. During its 35-year history, EIG Partners has invested more than $23.5 billion in the sector through over 315 projects or companies in 36 countries on six continents. EIG Partners' investors include many of the leading pension plans, insurance companies, endowments, foundations and sovereign wealth funds in the U.S., Asia and Europe.

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The section entitled "Other Accounts Managed by Portfolio Managers" of the Statement of Additional Information is hereby deleted and replaced with the following:

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of March 31, 2017: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Barry L. Goff
Registered Investment Companies	2	$19,217,660	2	$19,217,660
Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	$0
Other Accounts	0	$0	0	$0
Deryck A. Harmer
Registered Investment Companies	2	$19,217,660	2	$19,217,660
Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	$0
Other Accounts	0	$0	0	$0
Michael I. Wood
Registered Investment Companies	2	$19,217,660	2	$19,217,660
Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	$0
Other Accounts	0	$0	0	$0
R. Blair Thomas
Registered Investment Companies	2	$19,217,660	2	$19,217,660
Pooled Investment Vehicles Other Than Registered Investment Companies	52	$13,879,264,281	36	$12,666,199,702
Other Accounts	11	$1,202,160,595	11	$1,202,160,595
William C. Sonneborn
Registered Investment Companies	2	$19,217,660	2	$19,217,660
Pooled Investment Vehicles Other Than Registered Investment Companies	52	$13,879,264,281	36	$12,666,199,702
Other Accounts	11	$1,202,160,595	11	$1,202,160,595
Randall S. Wade
Registered Investment Companies	2	$19,217,660	2	$19,217,660
Pooled Investment Vehicles Other Than Registered Investment Companies	52	$13,879,264,281	36	$12,666,199,702
Other Accounts	11	$1,202,160,595	11	$1,202,160,595
Rob H. Johnson
Registered Investment Companies	2	$19,217,660	2	$19,217,660
Pooled Investment Vehicles Other Than Registered Investment Companies	6	$364,255,388	4	$285,488,343
Other Accounts	5	$1,201,498,199	5	$1,201,498,199

  *  All assets reported above are gross assets (including unfunded commitments) as of March 31, 2017.

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Please retain this Supplement.